CHAR1\1903866v8 OMNIBUS AMENDMENT AGREEMENT THIS OMNIBUS AMENDMENT AGREEMENT (this “Amendment Agreement”) is dated as of June 30, 2022 and entered into by and among Monarch National Insurance Company, a Florida corporation (“MNIC”), FedNat Insurance Company, a Florida corporation (“FNIC”), FedNat Holding Company, a Florida corporation and FNIC’s parent (“FNHC” and, together with FNIC, “FedNat”), Hale Partnership Capital Management, LLC, a North Carolina limited liability company (“HPCM”) and the Hale Investors (as listed on the signature page). MNIC, FNIC, FNHC, HPCM, and the Hale Investors are each a “Party” and are collectively the “Parties”. W I T N E S S E T H: WHEREAS, as contemplated by the Master Restructure Agreement (as defined below), MNIC and FNIC have entered into that certain Redemption Agreement dated as of May 13, 2022 (the “Redemption Agreement”) pursuant to which MNIC has committed to purchase and redeem from FNIC, and FNIC to sell and transfer to MNIC, the 300,000 shares of MNIC’s issued and outstanding common stock, par value $10.00 (“Common Stock”) held by FNIC in exchange for a promissory note; WHEREAS, certain of the Parties have entered into that certain Stock Investment and Subscription Agreement dated as of May 13, 2022 (the “Stock Investment and Subscription Agreement”) pursuant to which, and on the terms and conditions of which, the Hale Investors have agreed to purchase MNIC Common Stock to equal 60% of the outstanding shares of Common Stock of MNIC following the closing of all transactions contemplated under the Master Restructure Agreement; and WHEREAS, the Parties have entered into that certain Master Restructure Agreement dated as of May 13, 2022 (the “Master Restructure Agreement” and, with the Redemption Agreement and the Stock Investment and Subscription Agreement, the “Transaction Agreements”) pursuant to which the Parties committed to recapitalize and restructure MNIC by providing an aggregate of $25,000,000 in new investment to MNIC ($15,000,000 from the Hale Investors and $10,000,000 from FNHC) and redeeming the existing shares of common stock of MNIC held by FNIC, in each case subject to the approval of Florida’s Office of Insurance Regulation. NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the Parties hereto, the Parties hereto agree as follows: 1. Amendments. Effective upon the execution of this Amendment Agreement: (a) Any and all references to the amendment of MNIC’s Articles of Incorporation to change the name of MNIC and create additional shares of common stock (including without limitation, provisions defining or requiring the delivery of the “Amended Articles”) found in the Transaction Agreements are hereby deleted in their entirety. (b) The Master Restructure Agreement shall be amended as follows: (i) Section 1.3 shall be amended and restated to read as follows: “Unsecured Notes Redemption. Between the date hereof and Closing, FNHC shall negotiate with the noteholders currently holding outstanding FNHC unsecured notes in the aggregate principal amount of $121,000,000 to consent to the transactions contemplated hereunder and waive all

2 CHAR1\1903866v8 existing events of default under such indentures for a period of the later of (a) 60 days following the Closing or (b) 60 days following the negotiations described in the following sentence (the “Noteholder Consent”), such Noteholder Consent to be effective prior to Closing. Furthermore, following the Closing, FNHC shall negotiate with such noteholders to allow the redemption of a portion of such unsecured notes in the aggregate amount of not less than $75,000,000 on or before August 31, 2022 at a discount of at least 85% to the par value thereof and to waive any prepayment premium associated with such redemption and all future prepayments under the associated indenture.” Furthermore, all references in the Master Restructure Agreement or the Stock Investment and Subscription Agreement to the Noteholder Consent and Redemption Agreement are hereby revised to reference, in each, case, the Noteholder Consent. (ii) Section 1.4 shall be amended to remove the requirement to confirm with Demotech, Inc. a continued “A” Financial Stability Rating following policy assumption and thus shall be amended and restated to read as follows: “Demotech Disclosure. Between the date hereof and Closing, MNIC shall confidentially share with Demotech, Inc. its intended assumption of policies as set forth in Section 1.8 below and the additional capitalization to come from FedNat and the Hale Investors as described in Sections 1.6 and 1.7 below.” (iii) Sections 1.5(a) and (b) shall be amended and restated to read simply “Reserved”. (iv) The second sentence of Section 1.6 shall be amended and restated to read as follows, as the Parties have modified Section 1.2(a) of the Shareholders Agreement to provide that Dave Michelson and Jenifer Kimbrough shall continue on the Board of Directors of MNIC for a period of two (2) years following the Effective Date regardless of whether their service is as a FedNat Director (as defined in the Shareholders Agreement) or as an individual appointed by the Hale Investors following a decrease in the number of seats FNHC has the right to designate: “FNHC or FNIC, as the holder of the Common Stock so received, shall, pursuant to that certain Shareholders Agreement to be made effective as of (and as a condition to) the Closing substantially in the form attached hereto as Exhibit A (the “Shareholders Agreement”), have the right to designate two (2) members of the Board of Directors of MNIC and be subject to the transfer restrictions set forth therein.” (v) Section 1.12 shall be amended and restated to read as follows: “Redemption and Transfer of Outstanding Stock Held by FNIC. Effective simultaneously with the transactions described in Sections 1.5 and 1.6, MNIC shall, pursuant to a Stock Redemption Agreement in the form of Exhibit F attached hereto (as amended through the date of Closing, if applicable), redeem all but one of the Existing Shares from FNIC in exchange for a surplus note substantially in the form of Exhibit G attached hereto (the “Redemption Note”) in principal amount equal to 15% of the surplus of MNIC at Closing, such principal amount not to exceed $2,798,408 (which the Parties acknowledge was 15% of the 3/31/22 estimated surplus of MNIC). Two (2) days following the Closing and without further action on the part of FNIC or any Party, the single remaining share of Common Stock held by FNIC shall automatically transfer to FNHC, following which time FNIC acknowledges and agrees it shall no longer hold any equity of MNIC.”

3 CHAR1\1903866v8 (vi) The following provision shall be inserted as Section 4.2 of Article IV in the Master Restructure Agreement: FNIC, on behalf of itself, its direct and indirect equity owners and all other parties claiming by or through FNIC (each, a “Releasing Party”), releases MNIC and its successors and assigns and, to the extent acting in such capacity for MNIC, each of their respective officers, directors, employees, representatives and agents (each, a “Released Party”) from any and all actions, claims, debts, liabilities, and obligations of every kind and character, whether at law or in equity, which such Releasing Party has or may have with respect to the redemption of the Redeemed Stock, including the Redemption Price paid therefor and the value assigned to the Common Stock of MNIC herein (each, a “Released Claim” and, collectively, the “Released Claims”) and hereby confirms its receipt of fair value for the Redeemed Stock. Each Releasing Party represents that it has made no assignment, conveyance, or transfer of any kind of any Released Claim. FNIC, for itself and on behalf of each Releasing Party, acknowledges and intends that this Section 4.2 shall be effective as a bar to each of the Released Claims. (c) The Redemption Agreement is revised as follows: i. The RECITALS are amended and restated as follows: “WHEREAS, Holder currently owns 300,000 shares of the issued and outstanding common stock of MNIC, par value $10.00 (the “Shares”); and WHEREAS, as contemplated by the Restructure Agreement, as amended effective as of May 23, 2022 (the “Amended Restructure Agreement”), MNIC will redeem 299,999 of the Shares (the “Redeemed Stock”) on the terms and conditions set forth herein, and the remaining share it shall transfer in the manner and on the terms provided in the Amended Restructure Agreement following the closing of all other transactions contemplated by the Amended Restructure Agreement.” (d) The Stock Investment and Subscription Agreement shall be amended as follows: i. “MGEN II-Hale Fund, LP” shall be removed from the definition of Hale Investors. ii. The following provision shall be inserted as Section 6.8 of Article VI in the Stock Investment and Subscription Agreement: Schedule 6.8 sets forth (a) a true and complete list of the names and locations of all banks, trust companies, securities brokers and other financial institutions at which MNIC has an account or safe deposit box or maintains a banking, custodial , trading or other similar relationship and, if applicable, also identifies any account which is held in the name of FNHC or an Affiliate but dedicated to MNIC’s business (each a “Bank Account” and, collectively, the “Bank Accounts”); and (b) a true and complete list of each such Bank Account, box or relationship, indicating in each case the account number and the names of the respective officers, employees, agents or other similar representatives of the Issuer Parties or their Affiliates, as applicable, having signatory power with respect thereto. The Issuer Parties, for themselves and their Affiliates, covenant and agree to cooperate with the Hale Investors at or promptly following Closing to ensure Issuer and Issuer’s Board and its respective officers have full control over such Bank Accounts. ii. Exhibit A shall be amended and restated and replaced with Exhibit A, attached hereto.

4 CHAR1\1903866v8 2. All provisions of the Transaction Agreements not amended or modified herein are hereby ratified and remain in full force and effect. 3. Counterparts; Section References; Acceptance of Amendment. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts and transmitted by facsimile or via emailed PDF file to the other Parties, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby. 4. Governing Law; Severability; Successors and Assigns. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Florida. If any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Amendment. This Amendment shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the Parties. [SIGNATURES CONTAINED ON FOLLOWING PAGES]

AMENDMENT AGREEMENT IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. MNIC: MONARCH NATIONAL INSURANCE COMPANY By: /s/ Michael H. Braun Name: Michael H. Braun Title: President FNIC: FEDNAT INSURANCE COMPANY By: /s/ Michael H. Braun Name: Michael H. Braun Title: President FNHC: FEDNAT HOLDING COMPANY By: /s/ Bruce Simberg Name: Bruce Simberg Title: Chairman of the Board

AMENDMENT AGREEMENT IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. HPCM: HALE PARTNERSHIP CAPITAL MANAGEMENT, LLC By: /s/ Steven A. Hale II Name: Steven A. Hale II Title: Manager HALE INVESTORS: HALE PARTNERSHIP FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Name: Steven A. Hale II Title: Manager MGEN II – HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Name: Steven A. Hale II Title: Manager CLARK — HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Name: Steven A. Hale II Title: Manager SMITH – HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Name: Steven A. Hale II Title: Manager

AMENDMENT AGREEMENT IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. HALE INVESTORS: DICKINSON – HALE FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Name: Steven A. Hale II Title: Manager THE VANDERBILT UNIVERSITY “VUA HALE SMA” By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Name: Steven A. Hale II Title: Manager HALE ICFG FUND, LP By: Hale Partnership Capital Management, LLC, its Investment Advisor By: /s/ Steven A. Hale II Name: Steven A. Hale II Title: Manager NATIONAL CONSUMER TITLE INSURANCE COMPANY By: /s/ Steven A. Hale II Name: Steven A. Hale II Title: Chief Executive Officer

AMENDMENT AGREEMENT EXHIBIT A Investment Hale Investor Committed Capital New Shares Percentage Interest Hale ICFG Fund, LP $5,000,000 60,000 20.00% The Vanderbilt University “VUA Hale SMA” $4,300,000 51,600 17.20% Hale Partnership Fund, LP $3,150,000 37,800 12.60% Clark – Hale Fund, LP $1,000,000 12,000 4.00% Dickinson – Hale Fund, LP $600,000 7,200 2.40% National Consumer Title Insurance Company $150,000 1,800 0.60% Smith – Hale Fund, LP $800,000 9,600 3.20% TOTAL $15,000,000 180,000 60.0%